UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2008

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                      BioForce Nanosciences Holdings, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-51074                  74-3078125
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                       1615 Golden Aspen Drive, Suite 101
                                Ames, Iowa 50010
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 233-8333

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 21, 2008, Eric Henderson, our Chief Executive Officer, tendered to our Board of Directors his resignation from that position so that he might focus his time on the newly created position of Executive Vice President and Chief Science Officer, to which he was appointed by our Board on that same date. Our Board accepted Dr. Henderson's resignation from his Chief Executive Officer position as of that date. Dr. Henderson also serves as a director of our corporation. There were no changes made to our compensation arrangements with Dr. Henderson.

On January 21, 2008, our Board appointed Kerry M. Frey, our President and Chief Operating Officer, as our Chief Executive Officer. Mr. Frey tendered his resignation as our Chief Operating Officer on that same date so that he might focus his time on the Chief Executive Officer role. Our Board accepted Mr. Frey's resignation from his Chief Operating Officer position as of that date. Mr. Frey's prior responsibilities as Chief Operating Officer shall be allocated between him in his capacity as Chief Executive Officer, and our Chief Financial Officer, Mr. Greg Brown. Mr. Frey also serves as a director of our corporation. There were no changes made to our compensation arrangements with Mr. Frey.

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Section 8 - Other Events

Item 8.01   Other Events.

On January 24, 2008, we issued a press release concerning the matters described in Item 5.02(b). The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

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Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description
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99.1               Press release dated January 24, 2008

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BioForce Nanosciences Holdings, Inc.


Date:  January 25, 2008                     By: /s/ Kerry M. Frey
                                                --------------------------------
                                                Kerry M. Frey
                                                Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.        Description
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99.1               Press release dated January 24, 2008